Exhibit 10.2

FIFTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

(ASSET BASED)

THIS AGREEMENT made and entered into as of this 26th day of September, 2005 by and between Allin Corporation; Allin Interactive Corporation; Allin Corporation of California DBA: Allin Consulting; Allin Network Products, Inc.; Allin Holdings Corporation; Allin Consulting of Pennsylvania, Inc.; and Codelab Technology Group, Inc., having a business address of 381 Mansfield Ave Suite 400, Pittsburgh, PA 15220-2751, hereinafter “Borrower”;

AND

S&T Bank having its principal office located at 800 Philadelphia St, Indiana, PA, 15701; hereinafter “Lender”.

WHEREAS, the parties did enter into a Loan and Security Agreement (Asset Based) dated October 1, 1998, hereinafter “Loan Agreement”; and

WHEREAS, pursuant to that Loan Agreement, the Borrower executed uniform commercial code statements and a Revolving Credit Note; and

WHEREAS, the parties desire that Section 6.12 Prohibited Corporate Transactions and Section 6.15 Negative Covenants of the Loan Agreement be modified.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby the parties agree as follows:

1. The Loan Agreement dated October 1, 1998, is hereby amended by waiving the following provisions of Section 6.12 and 6.15:

Section 6.12(c) – waiver of the prohibition to become contingently liable as it relates to the earn out portion of this transaction.

Section 6.12(e) – waiver of the prohibition on declaring, making and/or paying dividends as it relates to the dividend payments on Series H Preferred Stock.

Section 6.12(f) – waiver of the provision prohibiting the lease of any real property as it relates to the current month-to-month lease for CodeLab’s existing space in Wakefield, Massachusetts as well as a renewal and expansion of the lease currently being negotiated for the full floor at their current location.

Section 6.12(g) – waiver of the provision prohibiting Borrower from acquiring a material portion of the stock of CodeLab Technology Group, Inc. as described herein.

Section 6.12(j) – waiver of the provision prohibiting Borrower from issuing any interest in the Borrower as it relates to the stock component of the initial purchase price and the earn out payments to be paid to the shareholders of CodeLab.

Section 6.15(e) – waiver of the prohibition on declaring, making and/or paying dividends as it relates to the dividend payments on the Series H Preferred Stock.

Section 6.15(i) – waiver of the provision prohibiting Borrower from investing in and or acquiring any equity of any Person as it relates to the purchase of the stock of CodeLab Technology Group, Inc. as described herein.

2. In all respects the uniform commercial code statements and the Revolving Credit Note dated October 1, 1998, as amended from time to time, shall remain in full force and effect.

WITNESS the due execution hereof and intending to be legally bound hereby the day and year first above written.

ATTEST:	ALLIN CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	ALLIN INTERACTIVE CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	ALLIN CORPORATION OF CALIFORNIA

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	ALLIN NETWORK PRODUCTS, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	ALLIN HOLDINGS CORPORATION

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	ALLIN CONSULTING OF PENNSYLVANIA, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	CODELAB TECHNOLOGY GROUP, INC.

/s/ Robert V. Fulton	By	/s/ Dean C. Praskach
Assistant Secretary		Dean C. Praskach, VP/Finance Sec/Treas

ATTEST:	S&T BANK

/s/ Frances M. Pape	By	/s/ David G. Antolik
Assistant Secretary		David G. Antolik, Executive Vice President